Exhibit 99.2

Agenda Introductions and disclosures Denise M. Zutz, VP Strategy, Investor Relations and Communication Strategic outlook John M. Barth, Chairman and CEO 2004 forecast and 2005 outlook Stephen A. Roell, Executive VP and CFO Questions

Forward-Looking Statements Johnson Controls has made forward-looking statements in this document pertaining to its financial results for fiscal 2004 and 2005 and future years that are based on preliminary data and are subject to risks and uncertainties. Forward-looking statements include information concerning possible or assumed future risks and may include words such as "believes," "forecasts," "expects," "outlook" or similar expressions. For those statements, the company cautions that numerous important factors, such as automotive vehicle production levels and schedules, the strength of the U.S. or other economies, currency exchange rates, cancellation of commercial contracts, as well as those factors discussed in the company's Form 8-K (dated January 7, 2004) could affect the company's actual results and could cause its actual consolidated results to differ materially from those expressed in any forward-looking statement made by, or on behalf of, the company.

Non-GAAP Financial Measures The Company has provided information regarding Return on Invested Capital (ROIC), a non-GAAP financial measure as defined under the SEC Regulation G rules. ROIC is calculated as the twelve-month rolling average return (net income plus after tax interest expense) divided by the twelve- month rolling average of invested capital (total debt plus shareholders' equity). Management believes ROIC is a useful measure in providing investors with information regarding the Company's performance. The Company's calculation of ROIC is likely to differ from the methods used by other companies. A reconciliation of the Company's future targeted ROIC to the most directly comparable financial measure calculation presented in accordance with GAAP is not readily available as the Company's future targeted ROIC comprises forecasted financial amounts over the next several years, which are not publicly disclosed.

Estimated 2004 sales: Over $26 billion 122,000 employees 30+ countries Largest global supplier Automotive interiors and batteries Facility management and control Johnson Controls 3

1995 1996 1997 1998 1999 2000 2001 2002 2003 2004(e) column 74 92 111 125 161 171 184 200 223 265 Sales 16% compounded annual growth rate 2004: 58th consecutive year of sales increases 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004(e) column 168 223 223 338 419 470 478 600 679 800 Net Income 18% compounded annual growth rate 2004: 14th consecutive year of earnings increases 13% organic Financial Performance

Automotive Interiors Profile Largest global supplier of interior systems Seating Overhead Electronics Cockpit Door System/module responsibilities Just-in-Time/sequenced assembly and delivery Tier 2 sourcing Design engineering/integration Product planning/styling 6 Diversification of Sales* NA - 49% of global sales Europe - 44% of global sales *Consolidated sales only GM Toyota Ford Chrysler Nissan Honda BMW Renault Japanese GM VW DCX Ford/PAG

Environment Global vehicle sales grow modestly through 2010 Importance of Asia and E. Europe increases Excess vehicle production capacity persists Current raw material pressures Automaker strategies for Tier One suppliers continue to evolve All automakers want an interior system that Differentiates and helps sell the vehicle Exhibits craftsmanship and creates a harmonious environment Strengthens their brands Can be interpreted and delivered globally Has lowest price or cost Automotive Interiors

Competitive advantages...... Robust and disciplined innovation and new product processes Systems knowledge in major interior zones (seating, overhead, cockpit, door) and total interior integration Strong product portfolio Culture focused on continuous cost-reduction and quality Global capability Strategic relationships with the largest global automakers and the flexibility to respond to multiple customer strategies Automotive ......that underpin our primary growth strategies - Product/systems portfolio - Quality and cost - Asia

Interiors Strategies Strengthen product/systems portfolio Open Seating Introduced at 2004 Detroit auto show First row comfort in 2nd and 3rd row Fold-flat feature creates maximum cargo capacity (40% thinner than standard 3rd row) CrafTec Molding Technology Textile-feel on instrument panel Multiple two-tone cockpit and overhead color schemes allow interior personalization Sold on nine models Gemini Seat Adjusters Smooth, quiet, easy operation Created via PDFSS (Product Design for Six Sigma) Sold on six 2007 models Sold Sold Sold

Strengthen product/systems portfolio RailPort Master-planned flexible docking and storage technology Module partners: Black & Decker, DeWalt, Case Logic, Masterlock, Dow, others Sold on nine models Core Product Portfolio Best-in-class metal frame used across several seating programs Reduced development and testing costs Accommodates different foam contours and cover materials Sold on 15 models Interiors Strategies Sold Sold

# Interiors Strategies

JOHNSON CONTROLS

## Strengthen products/systems portfolio

### Electronics Focus

- Seamless integration of trim and electronics
- Leverage expertise in Human Machine Interface
- Continuous development of innovative consumer features
- Increase scope and depth of capability
  - Driver information systems
  - Multimedia and navigation
  - Power and signal distribution

**Current Capabilities**

- Body controllers
- Video systems
- Instrument clusters
- Digital compass
- HomeLink transceiver
- TravelNote digital recorder
- BlueConnect telematics
- HVAC controls
- Reconfigurable displays

Increase rate of quality and cost improvements Best business practices in manufacturing and engineering - at plant, regional and global levels Six Sigma, Global Change Program, Lean Manufacturing Reduced development and launch time, design reuse, common product portfolio Optimized engineering and manufacturing footprints Global purchasing Shared services Interiors Strategies - Visor production to Mexico - Implementing shared services - Establishing engineering centers in Eastern Europe - Created global purchasing organization in China

Strengthen technical capabilities/scope in Asia Interiors Strategies Perodua Proton Johnson Controls Customers Emphasis on China Strengthen market share positions Solidify leading share in seating Grow share in other interior zones, especially electronics, cockpit and overhead Localize R&D and component manufacturing to serve global markets Build total interior systems integration capability Strengthening management team SAIC Dongfeng Changan BAIC

Battery External Environment - Slow growth market due to improving product quality - Retail/distributor market is consolidated in NA, fragmented in Europe Profile Leading market share positions in North America, South America and Europe 80% of sales to aftermarket vs. 20% OE, mirroring total market Competitive Advantages Low cost position and highest quality Strongest lead-acid product and process technology Largest aftermarket customers Highest recognized brands in North America, Europe and Mexico

# Battery Strategies

- Unit volume growth
  - Support existing customers market share objectives
  - Leverage Varta and Bosch brands in Europe
  - Asia entry
- Sustained quality and cost leadership
  - Continue roll-out of global processes and advanced technology (e.g. PowerFrame platemaking)
  - Best business practices, Six Sigma, etc.
- Advanced technology opportunities
  - Emerging battery chemistries
  - Battery management system

<u>Hybrid Market Outlook 2012:</u>

- 7.5% of vehicle production
- 1.3% of total battery market

<u>Nickel Metal Hydride / Lithium</u>

Challenges

- Cost
- Recycling
- Lithium: Safety at high voltages


VARTA

Controls Systems Market Environment New construction: NA +4% Japan +2% Europe 0% Key NA markets: Education -2% Health care +2% Government 0% Higher energy costs enhance demand Security remains of key interest Profile Leading global supplier of integrated control systems, technical services and facility management for nonresidential buildings market 10 to15% of sales are systems for new construction 85 to 90% of sales for existing buildings market (systems renovation, technical services and facility management) Integrated systems capability for HVAC, security, fire/safety, energy management

Competitive Advantages Controls Extensive global branch office network with strong application engineering and project management capabilities Track record for identifying emerging customer needs, delivering value-added solutions through technology FDA reporting for life sciences industry Heightened security concerns Operating municipal water/heating systems Global capability, especially important for facility management customers with vast real estate portfolios Life cycle relationship with customers Industry leading system - Metasys - with new Web-based operating system Building Lifecycle Shanghai World Financial Center World's tallest building Opening 2007

Controls Strategies Extend system leadership Advanced Metasys software releases Wireless technology: Easier, less costly to integrate multiple building systems Sustain dramatic growth in security - capitalize on digital video integration Adding simplified control technology to enable penetration of less complex buildings Digital Video Wireless Connectivity

Accelerate profitable growth in services Sustain growth in technical service staffing and capabilities Add capabilities for mechanical, renovation and repair services Expand knowledge-based services, e.g. remote monitoring, diagnostics, that can be packaged as guaranteed outcomes Increase value to facility management customers Leverage operational knowledge to raise bar Increase pull-through of technical services Controls Strategies

Strengthen operational efficiency NA Systems and Services Calibrate branch processes and staffing to requirements of new construction market Bring decision-making closer to customer Streamline sales and delivery Leverage technology and centralize transactional services Controls Strategies 4

Mission To continually exceed our customers' increasing expectations Objectives Customer satisfaction Technology Growth Market leadership Shareholder value Johnson Controls Vision Values Integrity Customer satisfaction Our employees Improvement and innovation Safety and the environment

Mission To continually exceed our customers' increasing expectations Objectives Customer satisfaction Technology Growth Market leadership Shareholder value Johnson Controls Vision Values Integrity Customer satisfaction Our employees Improvement and innovation Safety and the environment Sharpen our Focus Accelerate Change Exceed Expectations

Expertise in systems integration Comfort Safety Security Value Electronics Continuous process improvements Innovation Engineering Manufacturing Diversity Knowledge of emerging markets Leverage Company-Wide Strengths 4

National Minority Supplier Development Council "Corporation of the Year" Top governance scores Double-digit increases in sales and earnings Customer awards Exceed Expectations Blue Sky Environment Blue Sky Leaders World Environment Center Gold Medal for International Sustainable Development ROIC increasing Customers Employees Suppliers Communities Shareholders

Fiscal 2004 Ended September 30 Full-year results will be reported October 26 Expecting to achieve: 14 to16% sales growth Double-digit operating & net income growth

Consolidated Outlook 2005 Sales growth of 8 to 10% Operating income up 10 to 12% Net income up more than operating income Strong operating cash flow Higher return on invested capital (ROIC)

Consolidated Outlook 2005 Sales Organic Acquisition/Divestitures Cap Spending 0.84 0.16 FY 2005 Sales Growth 8 - 10% Business growth 85 - 90% 2004 Acquisition 10 - 15% Consolidated sales increase driven by organic business growth Significant new automotive business Higher revenues at controls Assumes Euro at $1.20; acquisitions principally involve Mexican battery joint venture Organic Foreign Exchange Cap Spending 0.58 0.35 FY 2004 Sales Growth 14-16%; excluding Fx 9-11% Foreign Exchange 30 - 35% Business growth 65 - 70% Estimated

Consolidated 2005 Outlook Challenges 8.75% 8.75% 6.50% 6.25% 4.00% 4.00% Expected return on plan assets Discount rate Rate of compensation increase 2004 2005 U.S. pension expense up $23M Lower discount rate Recognition of lower prior year asset returns Healthcare expenses up $27M Prescription drug costs Hospital admissions

Primary exposure relates to seat structures 75% of steel buy is controlled by Tier 2s Raw material contracts locked in through January No supply interruptions anticipated Negotiations continue along supply chain Steel Lead Use 70% recycled and 30% virgin lead Convention is pass-through to customers on a lag basis Current actions: increase junk collection, hedging, increasing smelting capacity Virgin Lead $ per Ton Scrap Steel $ per Ton Consolidated 2005 Outlook Challenges

Automotive Segment 2005 Outlook Sales up 8 to 10% North America +6 to 8% Interiors backlog: $800 million Build: -1% (15.8 million units) Mexican battery acquisition Higher battery shipments Europe +8 to 10% Interiors backlog: $1.2 billion Build: -1% (19.6 million units) Higher battery shipments Asia +20 to 25% Interiors backlog: $300M (50/50 consolidated/unconsolidated) Build: +8% Additional factors impacting global sales: Customer pricing Raw materials

1997 1998 1999 2000 2001 2002 2003 2004 1.9 2.2 2.9 3 3.3 4.3 5.1 4.7 in billions Based on vehicle platform volume projections; stable economic environment; net of discontinued programs; includes unconsolidated revenues,$450M of which is in the 2004 amount Three-year forward cumulative Incremental Backlog

in millions Based on vehicle platform volume projections; stable economic environment; net of discontinued programs; includes unconsolidated revenues One-year backlog Incremental Backlog 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 500 700 700 900 1200 800 1000 1900 2300 1200 1200 2004 benefited from: Ford seating business Increase in transplant capacity 2005 benefited from: Increased volume related to new model launches in Europe 2006 and 2007: Industry unit volumes of new vehicles peak in 2005 Volumes of new vehicle units decline 30% and 20% in 2006 and 2007, respectively

# 2005 Incremental Business North America

JOHNSON CONTROLS

### Buick LaCrosse

Complete interior, excluding seats





### Nissan Pathfinder

Seating



### Mercedes Vision Grand Sports Tourer

Seating, overhead system, doors, electronics



### Honda Pilot

Seating, electronics

### GM Minivans

AutoVision, overhead rail (in addition to existing seating and overhead systems)





Chevy Uplander / Buick Terraza / Montana SV6 / Saturn Relay

2005 Incremental Business Europe Smart ForFour/ Mitsubishi Colt Land Rover Discovery 3 Seating Seating, doors Cockpit, OHS, doors Seating, IP, doors Seating Renault Modus Nissan Xterra Seating Mercedes CLS-Class Coupe Mercedes B-Class CST Opel Astra Complete interior

Automotive Segment Outlook 2005 Operational improvements Manufacturing Engineering Purchasing Shared services Synergies related to European battery integration Lower launch costs Technology / innovation Footprint changes / severance Slight Margin Improvement All Regions, Interiors and Battery More than offsetting... Customer pricing and higher commodity costs N.A. vehicle mix approximately neutral Increased pension and healthcare expense

Controls Segment 2005 Outlook Sales up 8 to 10% North America +9 to 11% System sales to the construction market lower due to weak 2004 environment System sales to the renovation market slightly higher (Performance Contracting bookings delayed due to Federal authorization postponement) Technical services up 15 to 20% Facilities management revenues 10 to15% higher Europe +3 to 5% Higher services revenues Asia +8 to 10% Higher services revenues

Moderate Margin Decline Competitive pricing in the new construction market Higher facilities management sales Slight growth in systems sales to the renovation market Higher pension and healthcare expenses Controls Segment 2005 Outlook More than offsetting benefits of... Strong technical services growth Improved operational efficiencies in N.A., net of higher costs

Effective Income Tax Rate History 2000 2001 2002 2003 2004 2005 0.396 0.387 0.346 0.31 0.29 0.265 0.31 0.29 0.265 Base effective tax rate declines to 26.5% Benefit of foreign tax planning Foreign tax planning initiatives include: Capital structuring/tax-efficient financing Net operating loss usage Improved results at foreign operations Includes tax advantages associated with Mexican battery acquisition Incremental one-time benefits in near- term periods are likely, due to changes related to: Valuation reserves Audit settlements

2005 Outlook Quarterly Sales - Q1 growth 100 - 150 basis points lower than rest of year Largest N.A. build decline of fiscal 2005 (-3%) Lowest percentage of backlog relates to Q1 Slower controls growth in first half Operating income - Q1 slightly below prior year Lower automotive and controls sales growth rate Timing of automotive price reductions vs. cost reductions Higher costs related to workforce reductions and footprint changes Benefits of lower launch and engineering costs increase in Q2 Net income Also lower due to 2004 one-time tax benefit

Competitive Advantage One of only two North American automotive-related companies at "A" or better Projected 2005 year-end debt to capital below 30% Strength of the balance sheet provides: Efficient access to capital markets Ability to fund organic growth opportunities Flexibility to make strategic acquisitions that serve as future growth platforms Strong Balance Sheet

Q4 01 Q1 02 Q2 02 Q3 02 Q4 02 Q1 03 Q2 03 Q3 03 Q4 03 Q1 04 Q2 04 Q3 04 Q4 04 Q1 05 Q2 05 Q3 05 Q4 05 DC 0.379 0.432 0.408 0.389 0.36 0.403 0.383 0.377 0.356 0.369 0.3511 0.316 Total Debt to Total Capitalization 2002 2003 2004 Varta Pension contribution Borg Sagem & Hoppecke Actual Estimated (without acquisitions) Below 30% 2005 Mexican Battery JV

Operating Cash Flows Record earnings Capital expenditures 1:1 reinvestment ratio expected Increase in working capital Discontinue receivables factoring, ~$150M Excluding the impact of receivables factoring, working capital as a percentage of sales is comparable in 2004 & 2005 Cash Flow Uses of Cash Reinvest in the business Capital expenditures Acquisitions Joint ventures Dividend rate November 19, 2004 Board meeting

Reinvestment Ratio Stack 3 Stack 4 Stack 5 Stack 6 Stack 7 Stack 8 Stack 9 Stack 10 Stack 11 Stack 12 Stack 13 Stack 14 Stack 15 Stack 16 2000 1.4 2001 1.4 2002 1 2003 1.2 2004(e) 1.4 2005(e) 1.1 Financial Highlights (in millions) 2005(e) Capital expenditures Depreciation expense $725 - 775 $685 - 705 Growth Replacement Cost Reduction Cap Spending 0.5 0.2 0.3 FY 2005 Spending By Type Cost Reduction Growth Replacement '00 '01 '02 '03 '04(e) '05(e) JCI 1.4 1.4 1 1.2 1.4 1.1 Reinvestment Ratio

Organic growth Technology/innovation Improved cost and quality Leverage strengthened financial position 2005 Summary Improvement Strategies Sales +8 to 10% Operating income +10 to 12% Net income - up more than op. income Improving ROIC Stronger financial position Record Results Anticipated Sales growth >10% Earnings growth 10 to 15% ROIC 15 to 16% Debt / capitalization 35 to 40% Financial Targets Unchanged